UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-09561
(Investment Company Act File Number)

Century Capital Management Trust
(Exact Name of Registrant as Specified in Charter)

c/o Century Capital Management, LLC
100 Federal Street, Boston, MA  02110
(Address of Principal Executive Offices)

Jennifer Mortimer
Century Capital Management, LLC
100 Federal Street, Boston, MA  02110
(Name and Address of Agent for Service)

(617) 482-3060
(Registrant’s Telephone Number)

Date of Fiscal Year End:  October 31

Date of Reporting Period:  October 31, 2014

Item 1.	Reports to Shareholders.

This report is submitted for the general information of the shareholders of Century Shares Trust, Century Small Cap Select Fund, and Century Growth Opportunities Fund (each a “Fund” and collectively, the “Funds”). It is not authorized for distribution to prospective investors in a Fund unless it is preceded by or accompanied by the Fund’s current prospectus. The prospectus includes important information about the Fund’s objective, risks, charges and expenses, experience of its management, and other information. Please read the prospectus carefully before you invest.

The views expressed in this report are those of the Funds’ Portfolio Managers as of October 31, 2014, the end of the reporting period. Any such views are subject to change at any time and may not reflect the Portfolio Managers’ views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice. There is no assurance that the Funds will continue to invest in the securities mentioned in this report.

Letter to Shareholders
October 31, 2014 (Unaudited)

Dear Fellow Shareholders,

As the recent November election tide recedes, we reflect on several recurring themes driving the equity markets. First, US economic growth continues to grind higher. Second, the Federal Reserve halted its quantitative easing program to keep interest rates low. Third, the resurgence in American energy production is contributing to sustainably lower costs for consumers and corporations alike. Fourth, global growth is sputtering, and geopolitical risks (Ebola, Russia, Ukraine, ISIL uprising, slowdowns in Asia and Latin America) reinforce the perception that our domestic economy remains the safest port among a storm of concerns affecting other continents.

The resulting influx of foreign investment onto US shores helps 1) lower our interest rates and 2) raise the value of our dollar currency. These favorable conditions may not last, but we expect our economy will benefit from the surprisingly low inflation and cheaper imported goods that provide tailwinds to spending and investment opportunities over the coming months. On the other hand, our exported goods (representing 15% of GDP) will become more expensive.

Source: Bank of America (Data as of 10/31/2014;
Date Range 11/30/1994 through 9/30/2014)

Slow and Steady Wins the Race

The current outlook seems favorable for investors. US gross domestic product (GDP) grew at an annual rate of 3.9% in the third quarter of 2014, capping the fastest 6-months of growth in a decade. The unemployment rate fell to 5.8% in October, the lowest level since July of 2008. With unemployment and oil prices at multi-year lows, the average consumer or corporation has more discretionary dollars to help sustain GDP growth over the next year. Each one cent drop in gasoline prices equals a $1 billion increase in discretionary income. Additionally, interest rates remain at historic lows, with the 10 year Treasury bond yield hovering around 2.4%. Given this backdrop, the Conference Board’s index of leading economic indicators (LEI) continues its steady march upward, suggesting our “slow and steady” domestic recovery will stay on track into 2015.

Source: Bureau of Economic Analysis (Data as of 12/02/2014;
Date Range Real GDP: 09/30/2009 through 9/30/2014;
Date Range WTI Crude Oil: 09/30/2009 through 11/28/2014)

Past performance is not indicative of future results.

S&P 500® Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

Letter to Shareholders
October 31, 2014 (Unaudited)

We are all familiar with the Aesop’s Fable about the race between the Tortoise and the Hare, and its lesson in the virtues of patience and persistence. The prolonged and underwhelming pace of this recovery from the 2008-2009 economic crisis resembles the tortoise’s slow but relentless progress to victory, while most previous recoveries mimic the Hare’s speed, with rapid growth but shorter duration. We believe this slower pace creates a more resilient economic foundation to sustain this expansion beyond next year.

Source: Bank of America (Data as of 10/31/2014;
Date Range 3/31/2009 through 10/31/2014)

This 6-year protracted recovery somehow bypassed the average retail investor, who was scared by the 2008-09 downturn and remained on the sidelines, missing out on the favorable investment returns since then. At Century, our long term investment style is more similar to the tortoise than the hare. We invest in quality growth businesses that the market under appreciates, in our opinion. We try to gain an in-depth understanding of each company’s risks and rewards, as well as the industry dynamics that may shift over time. We expect our discipline and research-intensive approach will help investors achieve their investment goals over a full market cycle.

In our view, US companies remain financially strong and equity valuations are reasonable. Profit margins are high, balance sheets have low debt and strong cash positions, and corporate earnings continue to beat expectations. Given the strong returns for equities over the past several years, we believe the equity markets are fairly valued, with price-to-earnings valuations hovering at or above historical averages. While valuations are important investment factors, they need to be viewed in the context of low interest rates, which tend to support higher valuations for stocks.

Source: Bank of America (Data as of 10/31/2014;
Date Range 11/30/2004 through 10/31/2014)

Past performance is not indicative of future results.
Price to earnings (P/E) ratio is the value of a company’s stock price to company earnings.

Letter to Shareholders
October 31, 2014 (Unaudited)

Federal Reserve Exiting Markets

Improving economic growth, falling unemployment rates and strong equity returns provided sufficient reason for the Federal Reserve to exit its stimulus program. Throughout the past year, the Federal Reserve began tapering its monetary easing program by cutting bond purchases from a peak of $85 billion per month to zero, when the program was halted in October. As the economy continues to recover, many expect the Federal Reserve to start raising rates in the second half of 2015. As a result of the Federal Reserve backing away from market intervention, correlations between stocks have fallen suggesting that companies are again being valued on their own growth and profitability “fundamentals,” as opposed to trading on news headlines. Lower correlations are generally positive for active managers, such as Century, who employ a fundamental research-intensive investment process.

Global Growth and Geopolitical Risks

While the US recovery appears to be intact, the global economic landscape faces challenges. The Eurozone has anemic growth, double-digit unemployment and could be heading towards its third recession in six years. Germany, the Eurozone’s largest and most resilient economy is forecasting growth of only 1.2% and 1.3% in 2014 and 2015, respectively. Other European Union nations’ expected growth rates are much lower, while economic sanctions and low oil prices may force Russia into a recession.

Further east, there are concerns that Japan’s and China’s economies are slowing. China’s consumer price index decelerated to 1.6% in October, the lowest level since January 2010. While low inflation is generally welcome, it is the latest indication of sluggish demand.

We are seeing a myriad of geopolitical risks that have shaken investor confidence, ranging from the Ukraine-Russian conflict and various Middle East concerns (Syria, ISIL uprising into neighboring countries) to the Ebola crisis and naval skirmishes in the South China Sea. This year has witnessed negative surprises for President Obama’s foreign policy initiatives that raise investor concerns but also reinforce the current strength of our own domestic economic engine.

Looking Forward

As we start 2015 with a Republican-led Congress, the expectations for cooperation between the President and Congress could not be lower. We hope this consensus is wrong, and meaningful progress is made on such topics as immigration and tax reform. Bipartisan leadership may be improbable, but it would help to ensure the current economic tailwinds continue and encourage corporations to make long-term investments.

We keep the following thoughts in mind: The US economy remains in a strong competitive position. We expect periods of volatility will provide opportunities to improve our portfolio holdings in quality growth enterprises. Historically, stocks have proven to be an excellent asset class for growing capital appreciation over the long term.

Correlation is a statistical measure of how an index moves in relation to another index or model portfolio. A correlation ranges from -1 to 1. A correlation of 1 means the two indexes have moved in lockstep with each other. A correlation of -1 means the two indexes have moved in exactly the opposite direction.

Letter to Shareholders
October 31, 2014 (Unaudited)

In general, markets move upward in jagged lines, and thoughtful long term investors win by acting more like tortoises than hares. Patience and persistence allow investors to take advantage of volatility when others run for the exits. Periodic market pullbacks are healthy adjustments to changes in fundamentals and sentiment. Currently, we continue to see favorable economic growth, improving employment and low inflation setting the stage for this domestic recovery to continue. We are not seeing the normal signs of a bear market developing, unless the geopolitical issues arrive on our shores.

We hope to earn your trust over the coming year, and we wish you all a happy holiday season.

Respectfully submitted,

Alexander L. Thorndike
Chairman of the Century Funds

Fund Commentary
CENTURY SHARES TRUST	October 31, 2014 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?
For the one-year period ended October 31, 2014, Century Shares Trust’s shares returned +17.29%, outperforming the Russell 1000 Growth Index (R1000G), the Fund’s benchmark, which returned +17.11%. The S&P 500 Index gained +17.27%.

WHAT FACTORS INFLUENCED PERFORMANCE?
The Fund’s performance was primarily driven by stock selection. The Healthcare, Consumer Discretionary and Materials sectors were the largest contributors to performance. Exposures to the Information Technology, Industrials and Utilities sectors detracted most from performance.

Century Shares Trust’s performance was positively impacted by several stocks. Specifically, Actavis Plc. (pharmaceuticals), LyondellBasell Industries N.V. (chemicals), Apple, Inc. (media devices), Alexion Pharmaceuticals, Inc. (biotechnology) and Celgene Corp. (biotechnology). Actavis lifted as investors applauded the accretive acquisitions of Warner Chilcott and Forest Labs. LyondellBasell benefited from inexpensive raw materials (i.e. natural gas-linked ethane feedstock) and operational improvements. Alexion traded up on strong financial results. Apple appreciated on strong iPhone sales and by actively returning capital to shareholders. Celgene outperformed due to FDA approval of its oral inhibitor drug, Otezla (apremilast), that treats patients with moderate to severe plaque psoriasis.

Conversely, Urban Outfitters, Inc. (specialty retail), Masco Corp. (building products), eBay, Inc. (ecommerce), Marvell Technology Group Ltd. (semiconductors) and HCP, Inc. (healthcare real estate) detracted from performance. Urban Outfitters traded down on weaker gross margins. Masco posted lower than expected results that were affected by harsh weather earlier in the year. eBay encountered several issues including a security breach, a decline in traffic and the departure of the head of its PayPal unit. Marvell Technology depreciated on signs of an increasingly competitive mobile market. HCP, Inc. traded down on concerns that low deal volume might lead to unattractive real estate transactions.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD END?
We continue to be encouraged by the strength of the domestic economy and the stock market. While companies continue to have strong earnings and solid balance sheets, it is harder to find stocks trading at reasonable valuations than it was a few years ago. The domestic economy continued to perform well; however, Europe, Latin America and Asia have been areas of concern. Additionally, geopolitical risks ranging from the Russia – Ukraine conflict to the rise of ISIL have the ability to disturb stock market appreciation domestically and abroad.

The portfolio is diversified across almost every sector while maintaining overweight positions in the Consumer Discretionary, Healthcare and Financials sectors. Conversely, the portfolio is underweight in the Consumer Staples, Energy and Materials sectors.

Past performance is not indicative of future results. Current performance may be lower or higher than the performance data quoted.

Fund Commentary
CENTURY SHARES TRUST	October 31, 2014 (Unaudited)

Risks: The Fund may invest a significant portion of assets in a limited number of companies or in companies within the same market sector. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies or sectors and therefore may experience greater price volatility than funds with more diversified portfolios. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
ACTAVIS PLC Pharmaceuticals	4.57%
GOOGLE, INC. Internet Software & Services	4.53%
APPLE, INC. Technology Hardware, Storage & Peripherals	4.42%
AMERICAN TOWER CORP. Real Estate Investment Trust (REITs)	3.95%
WESTERN UNION CO. IT Services	3.76%
CELGENE CORP. Biotechnology	3.72%
DOLLAR TREE, INC. Multiline Retail	3.53%
PEPSICO, INC. Beverages	3.52%
DIRECTV Media	3.40%
CERNER CORP. Health Care Technology	3.20%

Sector Allocation*
Information Technology	27.6%
Consumer Discretionary	22.7%
Health Care	16.4%
Industrials	12.6%
Financials	7.4%
Consumer Staples	6.6%
Energy	2.0%
Materials	0.9%
Cash, Cash Equivalents, & Other Net Assets	3.8%

*	Based on the Fund’s net assets at October 31, 2014 and subject to change.

Performance Summary
CENTURY SHARES TRUST	October 31, 2014 (Unaudited)

Institutional Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the most recent month‐end performance, please call 800‐303‐1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.11% for the Institutional Shares. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns October 31, 2014
	1 Year	3 Years	5 Years	10 Years
Century Shares Trust - Institutional Shares	17.29%	17.60%	15.82%	7.70%
Russell 1000® Growth Index	17.11%	19.30%	17.43%	9.05%

Growth of $100,000 for the period ended October 31, 2014

The graph and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the listed indices. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Fund Commentary
CENTURY SMALL CAP SELECT FUND	October 31, 2014 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?
For the one-year period ended October 31, 2014, Century Small Cap Select Fund Institutional Shares returned +6.79% and the Investor Shares returned +6.47%, underperforming the Russell 2000 Growth Index (R2000G), the Fund’s benchmark, which returned +8.26%.

WHAT FACTORS INFLUENCED PERFORMANCE?
Stock selection was the primary driver of the Fund’s performance. The Financials, Healthcare and Energy sectors were the largest contributors to portfolio performance as Jazz Pharmaceuticals Plc. (biotechnology), Akorn, Inc. (pharmaceuticals), Palo Alto Networks, Inc. (cybersecurity software), Acadia Healthcare Company, Inc. (healthcare), and Gentherm, Inc. (auto parts) fared well. Jazz Pharmaceuticals announced a drug licensing partnership. Akorn appreciated on news of two acquisitions and stronger pricing for one of its products. Palo Alto Networks traded up on continued market share gains and the increasing need for cybersecurity solutions. Acadia Healthcare’s outperformance was primarily driven by the acquisition of a UK based provider of mental health services. Gentherm appreciated on favorable auto sales trends and market share gains.

Conversely, the Information Technology, Materials and Industrials sectors were the largest detractors from portfolio performance as Web.com Group, Inc. (internet), Cumulus Media, Inc. (media), DSW, Inc. (apparel), Movado Group, Inc. (apparel) and Key Energy Services, Inc. (oil and gas services) traded down. Web.com declined on weaker than expected earnings results. Cumulus Media traded down on slowing advertising growth trends. DSW sold off on pricing pressures from aggressive retailers and weakening trends in women’s shoes. Movado was weaker due to slower watch demand. Key Energy fell on disappointing results.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD END?
We continue to be encouraged by the strength of the domestic economy, low inflation and energy prices and believe the Fund to be well positioned to generate attractive returns into 2015. We believe that current valuation levels are fair and earnings growth will be the primary driver of stock returns for the foreseeable future, as opposed to multiple expansion. We are also keeping an eye on slowing global growth and the potential for geopolitical risks to derail stock price appreciation.

The portfolio is currently overweight in the Information Technology, Financials and Industrials sectors and is underweight in the Consumer Staples, Materials and Healthcare sectors. As always, we remain focused on finding quality growth companies trading at valuations that we believe are attractive.

Past performance is not indicative of future results. Current performance may be lower or higher than the performance data quoted.

Fund Commentary
CENTURY SMALL CAP SELECT FUND	October 31, 2014 (Unaudited)

Risks: The Fund concentrates its investments in the financial services and health care group of industries (at least 25% of the Fund’s assets in the aggregate). Concentration in a particular industry subjects the Fund to the risks associated with that industry, and as a result, the Fund may be subject to greater price volatility than funds with less concentrated portfolios. In addition, the Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
J2 GLOBAL, INC. Internet Software & Services	3.71%
DEALERTRACK TECHNOLOGIES, INC. Internet Software & Services	3.39%
COHEN & STEERS, INC. Capital Markets	3.29%
HERMAN MILLER, INC. Commercial Services & Supplies	3.19%
ACADIA HEALTHCARE CO., INC. Health Care Providers & Services	3.15%
AKORN, INC. Pharmaceuticals	2.92%
CAI INTERNATIONAL, INC. Trading Companies & Distributors	2.67%
EAGLE BANCORP, INC. Banks	2.62%
BROOKDALE SENIOR LIVING, INC. Health Care Providers & Services	2.62%
PROOFPOINT, INC. Software	2.58%

Sector Allocation*
Information Technology	28.8%
Health Care	21.2%
Consumer Discretionary	16.2%
Industrials	16.0%
Financials	9.1%
Materials	3.5%
Energy	2.4%
Cash, Cash Equivalents, & Other Net Assets	2.8%

*	Based on the Fund’s net assets at October 31, 2014 and subject to change.

Performance Summary
CENTURY SMALL CAP SELECT FUND	October 31, 2014 (Unaudited)

Institutional Shares and Investor Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the most recent month‐end performance, please call 800‐303‐1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.12% for the Institutional Shares and 1.41% for the Investor Shares. Returns would have been lower during the 10 year period if certain fees had not been waived or expenses reimbursed. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns October 31, 2014
	1 Year	3 Years	5 Years	10 Years
Century Small Cap Select Fund - Institutional Shares	6.79%	14.88%	17.27%	7.37%
Century Small Cap Select Fund - Investor Shares	6.47%	14.50%	16.88%	7.01%
Russell 2000® Growth Index	8.26%	18.42%	18.61%	9.42%

Growth of $100,000 for the period ended October 31, 2014 Institutional Shares	Growth of $10,000 for the period ended October 31, 2014 Investor Shares

The graphs and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

Fund Commentary
CENTURY GROWTH OPPORTUNITIES FUND	October 31, 2014 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?
For the one-year period ended October 31, 2014, Century Growth Opportunities Fund Institutional Shares returned +13.04%, outperforming the Russell 2500 Growth Index (R2500G), which returned +10.24%.

WHAT FACTORS INFLUENCED PERFORMANCE?
The Fund’s outperformance was primarily a result of stock selection. The Healthcare, Industrials and Consumer Discretionary sectors were the largest contributors to portfolio attribution as Jazz Pharmaceuticals Plc., (biotechnology), Salix Pharmaceuticals, Ltd. (medical devices), United Rentals, Inc. (equipment rental), Palo Alto Networks, Inc. (cyber security software) and White Wave Food Company (food and beverage) fared well. Jazz Pharmaceuticals’ partnership with Aerial BioPharma, LLC improved Jazz’s product offering and sales growth profile. Salix lifted from an accretive acquisition of Santarus, Inc. United Rentals benefited from the trend of renting, rather than owning industrial machinery. Palo Alto Networks lifted on continued market share gains from incumbent vendors. White Wave Food Company benefited from increased adoption of non-dairy milk beverages.

Conversely, Materials, Energy and Telecommunication Services detracted most from performance as ULTA Salon, Cosmetics & Fragrance, Inc. (retail store), Mercadolibre, Inc. (ecommerce platform), Web.com Group, Inc. (internet services) BroadSoft, Inc. (software) and Key Energy Services, Inc. (energy services) traded down. ULTA Salon missed earnings as their new CEO decided to reinvest in the business and reset earnings expectations. Mercadolibre traded down on Venezuela devaluation concerns and a slowing South American economy. Web.com declined on fears of competitive pressures from Google. Broadsoft suffered from deteriorating operations and missed earnings. Key Energy Services reported operating leverage that was below expectations.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD END?
Given the strong equity returns of the past few years, the portfolio is focused on companies where we believe future earnings growth, as opposed to multiple expansion, will drive stock price appreciation. While we are encouraged by the growth of the domestic economy, healthy corporate earnings and company balance sheets, we recognize that global growth is slowing and geopolitical risks remain.

The portfolio is currently overweight in the Information Technology, Consumer Discretionary and Healthcare sectors and underweight the Materials, Financials and Industrial sectors. As always, we remain focused on finding quality growth companies trading at valuations that we believe are attractive.

Past performance is not indicative of future results. Current performance may be lower or higher than the performance data quoted.

Fund Commentary
CENTURY GROWTH OPPORTUNITIES FUND	October 31, 2014 (Unaudited)

Risks: The Fund invests mainly in small‐cap and mid‐cap companies, which, historically, have been more volatile in price than the stocks of large‐cap companies. The Fund may invest in foreign companies, which involves risks not associated with investing solely in U.S. companies, such as currency fluctuations, unfavorable political developments, or economic instability. These risks are magnified in emerging markets. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
MAXIMUS, INC. IT Services	2.47%
AKORN, INC. Pharmaceuticals	2.43%
GRAND CANYON EDUCATION, INC. Diversified Consumer Services	2.33%
G&K SERVICES, INC., CLASS A Commercial Services & Supplies	2.31%
UNITED RENTALS, INC. Trading Companies & Distributors	2.28%
KANSAS CITY SOUTHERN Road & Rail	2.26%
ALKERMES PLC Biotechnology	2.25%
SNAP-ON, INC. Machinery	2.24%
LANDS' END, INC. Internet & Catalog Retail	2.24%
CARDTRONICS, INC. IT Services	2.24%

Sector Allocation*
Information Technology	25.6%
Consumer Discretionary	22.6%
Health Care	19.8%
Industrials	15.5%
Financials	6.2%
Consumer Staples	4.1%
Energy	2.7%
Telecommunication Services	2.1%
Cash, Cash Equivalents, & Other Net Assets	1.4%

*	Based on the Fund’s net assets at October 31, 2014 and subject to change.

Performance Summary
CENTURY GROWTH OPPORTUNITIES FUND	October 31, 2014 (Unaudited)

Institutional Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the most recent month‐end performance, please call 800‐303‐1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.12%. The Adviser has agreed contractually to limit the operating expenses for the Fund’s Institutional Shares to 1.10% through February 28, 2015. Returns would have been lower during all periods if certain fees had not been waived or expenses reimbursed. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns October 31, 2014
	1 Year	3 Years	Since Inception*
Century Growth Opportunities Fund - Institutional Shares	13.04%	13.76%	12.10%
Russell 2500® Growth Index	10.24%	18.64%	16.81%

*	Fund inception date of November 17, 2010.

Growth of $100,000 for the period ended October 31, 2014

The graph and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the listed indices. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

Portfolio of Investments
CENTURY SHARES TRUST	October 31, 2014

Shares		Value
COMMON STOCKS - 96.2%
Consumer Discretionary - 22.7%
Hotels, Restaurants & Leisure - 3.9%
32,639	Panera Bread Co., Class A(a)	$5,275,768
44,087	Starbucks Corp.	3,331,214
		8,606,982
Household Durables - 2.6%
33,146	Whirlpool Corp.	5,702,769
Internet & Catalog Retail - 2.8%
20,180	Amazon.com, Inc.(a)	6,164,183
Media - 3.4%
87,308	DIRECTV(a)	7,577,461
Multiline Retail - 3.5%
129,521	Dollar Tree, Inc.(a)	7,845,087
Specialty Retail - 4.6%
133,528	Dick’s Sporting Goods, Inc.	6,058,165
41,995	Home Depot, Inc.	4,095,353
		10,153,518
Textiles, Apparel & Luxury Goods - 1.9%
42,615	Fossil Group, Inc.(a)	4,332,241
Total Consumer Discretionary		50,382,241

Consumer Staples - 6.6%
Beverages - 3.5%
81,428	PepsiCo, Inc.	7,830,931
Food & Staples Retailing - 1.1%
27,240	CVS Health Corp.	2,337,464
Household Products - 2.0%
67,899	Colgate-Palmolive Co.	4,541,085
Total Consumer Staples		14,709,480

Energy - 2.0%
Energy Equipment & Services - 2.0%
79,751	FMC Technologies, Inc.(a)	4,469,246

Financials - 7.4%
Diversified Financial Services - 3.5%
4	Berkshire Hathaway, Inc., Class A(a)	840,000
69,329	Moody’s Corp.	6,879,517
		7,719,517

Shares		Value
Financials - 7.4% (continued)
Real Estate Investment Trust (REITs) - 3.9%
90,115	American Tower Corp.	$8,786,212
Total Financials		16,505,729

Health Care - 16.4%
Biotechnology - 6.4%
31,473	Alexion Pharmaceuticals, Inc.(a)	6,022,673
77,228	Celgene Corp.(a)	8,270,347
		14,293,020
Health Care Equipment & Supplies - 1.1%
21,466	Zimmer Holdings, Inc.	2,387,878
Health Care Providers & Services - 1.1%
33,666	Express Scripts Holding Co.(a)	2,586,222
Health Care Technology - 3.2%
112,397	Cerner Corp.(a)	7,119,226
Pharmaceuticals - 4.6%
41,937	Actavis PLC(a)	10,179,787
Total Health Care		36,566,133

Industrials - 12.6%
Aerospace & Defense - 2.9%
52,149	Boeing Co.	6,513,932
Air Freight & Logistics - 1.6%
33,335	United Parcel Service, Inc., Class B	3,497,175
Electrical Equipment - 2.0%
68,289	Emerson Electric Co.	4,374,593
Professional Services - 3.0%
107,988	Verisk Analytics, Inc., Class A(a)	6,733,052
Road & Rail - 3.1%
59,425	Union Pacific Corp.	6,920,041
Total Industrials		28,038,793

Information Technology - 27.6%
Internet Software & Services - 7.4%
30,797	Equinix, Inc.	6,433,494
8,952	Google, Inc., Class A(a)	5,083,572
8,952	Google, Inc., Class C(a)	5,004,884
		16,521,950

See Notes to Financial Statements.

Portfolio of Investments
CENTURY SHARES TRUST	October 31, 2014

Shares		Value
Information Technology - 27.6% (continued)
IT Services - 9.4%
131,134	Cognizant Technology Solutions Corp., Class A(a)	$6,405,896
25,363	Visa, Inc., Class A	6,123,389
493,649	Western Union Co.	8,372,287
		20,901,572
Software - 6.4%
49,952	Adobe Systems, Inc.(a)	3,502,634
76,737	Citrix Systems, Inc.(a)	4,928,817
123,947	Microsoft Corp.	5,819,312
		14,250,763
Technology Hardware, Storage & Peripherals - 4.4%
91,015	Apple, Inc.	9,829,620
Total Information Technology		61,503,905

Materials - 0.9%
Chemicals - 0.9%
21,406	LyondellBasell Industries NV, Class A	1,961,432

TOTAL COMMON STOCKS
(Cost $168,574,774)		214,136,959

SHORT-TERM INVESTMENTS - 3.9%
Money Market Mutual Funds - 3.9%
8,551,595	State Street Institutional U.S. Government Money Market Fund - Investment Class (0.00%(b) 7 Day Yield)	8,551,595

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,551,595)		8,551,595

TOTAL INVESTMENTS - 100.1%
(Cost, $177,126,369)		222,688,554

Liabilities in Excess of Other Assets - (0.1%)		(137,422)

NET ASSETS - 100.0%		$222,551,132

(a)	Non-income producing security.
(b)	Less than 0.005%.

Abbreviations:
NV -	Naamloze Vennootschap (Dutch: Limited Liability Company)
PLC -	Public Limited Company

See Notes to Financial Statements.

Portfolio of Investments
CENTURY SMALL CAP SELECT FUND	October 31, 2014

Shares		Value
COMMON STOCKS - 97.2%
Consumer Discretionary - 16.2%
Auto Components - 2.5%
229,917	Gentherm, Inc.(a)	$9,587,539
Diversified Consumer Services - 1.6%
153,152	Sotheby’s	6,074,008
Hotels, Restaurants & Leisure - 2.8%
139,776	Papa John’s International, Inc.	6,535,926
332,298	Ruth’s Hospitality Group, Inc.	4,044,066
		10,579,992
Household Durables - 2.7%
195,790	Ryland Group, Inc.	7,011,240
57,749	Universal Electronics, Inc.(a)	3,285,341
		10,296,581
Internet & Catalog Retail - 2.5%
275,224	HomeAway, Inc.(a)	9,605,318
Multiline Retail - 0.7%
68,769	Burlington Stores, Inc.(a)	2,884,172
Textiles, Apparel & Luxury Goods - 3.4%
59,845	Hanesbrands, Inc.	6,320,231
188,911	Movado Group, Inc.	6,668,558
		12,988,789
Total Consumer Discretionary		62,016,399

Energy - 2.4%
Energy Equipment & Services - 1.1%
336,521	Basic Energy Services, Inc.(a)	4,341,121
Oil, Gas & Consumable Fuels - 1.3%
575,136	Penn Virginia Corp.(a)	4,928,915
Total Energy		9,270,036

Financials - 9.1%
Banks - 2.6%
280,528	Eagle Bancorp, Inc.(a)	10,079,371
Capital Markets - 3.3%
294,847	Cohen & Steers, Inc.	12,637,143
Diversified Financial Services - 1.9%
348,956	Marlin Business Services Corp.	7,376,930
Insurance - 1.3%
188,783	American Equity Investment Life Holding Co.	4,872,489
Total Financials		34,965,933

Shares		Value
Health Care - 21.2%
Biotechnology - 1.9%
127,221	Anacor Pharmaceuticals, Inc.(a)	$3,741,569
134,260	NPS Pharmaceuticals, Inc.(a)	3,678,724
		7,420,293
Health Care Equipment & Supplies - 0.9%
292,765	Endologix, Inc.(a)	3,337,521
Health Care Providers & Services - 11.0%
195,351	Acadia Healthcare Co., Inc.(a)	12,121,530
161,491	Air Methods Corp.(a)	7,627,220
353,552	AMN Healthcare Services, Inc.(a)	6,063,417
298,582	Brookdale Senior Living, Inc.(a)	10,065,199
219,050	PharMerica Corp.(a)	6,284,544
		42,161,910
Life Sciences Tools & Services - 3.8%
248,615	Cambrex Corp.(a)	5,240,804
122,320	ICON PLC(a)	6,435,255
84,125	WuXi PharmaTech (Cayman), Inc., Sponsored ADR(a)	3,171,513
		14,847,572
Pharmaceuticals - 3.6%
251,650	Akorn, Inc.(a)	11,211,008
15,067	Jazz Pharmaceuticals PLC(a)	2,543,912
		13,754,920
Total Health Care		81,522,216

Industrials - 16.0%
Building Products - 1.2%
237,217	NCI Building Systems, Inc.(a)	4,713,502
Commercial Services & Supplies - 3.2%
382,563	Herman Miller, Inc.	12,242,016
Electrical Equipment - 1.9%
162,184	Generac Holdings, Inc.(a)	7,353,422
Machinery - 2.9%
102,778	Greenbrier Companies, Inc.	6,427,736
62,396	Nordson Corp.	4,776,414
		11,204,150

See Notes to Financial Statements.

Portfolio of Investments
CENTURY SMALL CAP SELECT FUND	October 31, 2014

Shares		Value
Industrials - 16.0% (continued)
Professional Services - 2.5%
370,755	Kforce, Inc.	$8,582,978
32,404	On Assignment, Inc.(a)	942,956
		9,525,934
Road & Rail - 1.6%
122,883	Saia, Inc.(a)	6,023,725
Trading Companies & Distributors - 2.7%
487,975	CAI International, Inc.(a)	10,271,874
Total Industrials		61,334,623

Information Technology - 28.8%
Communications Equipment - 3.7%
66,853	Palo Alto Networks, Inc.(a)	7,066,362
1,074,414	Sonus Networks, Inc.(a)	3,728,216
94,375	Ubiquiti Networks, Inc.	3,375,794
		14,170,372
Internet Software & Services - 11.3%
173,995	comScore, Inc.(a)	7,332,149
78,113	Constant Contact, Inc.(a)	2,762,076
276,440	Dealertrack Technologies, Inc.(a)	13,006,502
99,432	Demandware, Inc.(a)	5,960,949
263,724	j2 Global, Inc.	14,264,831
		43,326,507
IT Services - 1.3%
72,558	Virtusa Corp.(a)	2,973,427
107,672	WNS Holdings Ltd., Sponsored ADR(a)	2,176,051
		5,149,478
Semiconductors & Semiconductor Equipment - 8.8%
163,956	Cavium, Inc.(a)	8,412,582
196,073	Inphi Corp.(a)	3,035,210
368,513	Integrated Device Technology, Inc.(a)	6,047,298
201,674	Mellanox Technologies Ltd.(a)	9,032,979
161,848	Monolithic Power Systems, Inc.	7,152,063
		33,680,132

Shares		Value
Information Technology - 28.8% (continued)
Software - 3.7%
225,460	Proofpoint, Inc.(a)	$9,929,259
176,932	VASCO Data Security International, Inc.(a)	4,479,918
		14,409,177
Total Information Technology		110,735,666

Materials - 3.5%
Construction Materials - 1.7%
75,439	Eagle Materials, Inc.	6,595,632
Metals & Mining - 1.8%
152,058	U.S. Silica Holdings, Inc.	6,827,404
Total Materials		13,423,036

TOTAL COMMON STOCKS
(Cost $297,541,581)		373,267,909

SHORT-TERM INVESTMENTS - 3.7%
Money Market Mutual Funds - 3.7%
14,277,761	State Street Institutional U.S. Government Money Market Fund - Investment Class (0.00%(b) 7 Day Yield)	14,277,761

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,277,761)		14,277,761

TOTAL INVESTMENTS - 100.9%
(Cost, $311,819,342)		387,545,670
Liabilities in Excess of Other Assets - (0.9%)		(3,320,336)

NET ASSETS - 100.0%		$384,225,334

(a)	Non-income producing security.
(b)	Less than 0.005%.

Abbreviations:
ADR -	American Depositary Receipt
Ltd. -	Limited
PLC -	Public Limited Company

See Notes to Financial Statements.

Portfolio of Investments
CENTURY GROWTH OPPORTUNITIES FUND	October 31, 2014

Shares		Value
COMMON STOCKS - 98.6%
Consumer Discretionary - 22.6%
Auto Components - 1.4%
29,286	Gentherm, Inc.(a)	$1,221,226
Diversified Consumer Services - 4.3%
42,438	Grand Canyon Education, Inc.(a)	2,032,780
70,909	ServiceMaster Global Holdings, Inc.(a)	1,700,398
		3,733,178
Hotels, Restaurants & Leisure - 3.3%
33,943	Choice Hotels International, Inc.	1,815,951
19,740	Fiesta Restaurant Group, Inc.(a)	1,088,661
		2,904,612
Household Durables - 2.2%
29,384	Jarden Corp.(a)	1,912,605
Internet & Catalog Retail - 3.3%
27,903	HomeAway, Inc.(a)	973,815
41,175	Lands’ End, Inc.(a)	1,954,577
		2,928,392
Multiline Retail - 3.9%
38,050	Big Lots, Inc.	1,736,982
41,217	Burlington Stores, Inc.(a)	1,728,641
		3,465,623
Textiles, Apparel & Luxury Goods - 4.2%
20,436	Deckers Outdoor Corp.(a)	1,787,333
17,579	Hanesbrands, Inc.	1,856,518
		3,643,851
Total Consumer Discretionary		19,809,487

Consumer Staples - 4.1%
Food & Staples Retailing - 2.1%
27,075	United Natural Foods, Inc.(a)	1,841,641
Food Products - 2.0%
46,804	WhiteWave Foods Co.(a)	1,742,513
Total Consumer Staples		3,584,154

Energy - 2.7%
Energy Equipment & Services - 1.6%
36,261	FMSA Holdings, Inc.(a)	445,648

Shares		Value
Energy - 2.7% (continued)
Energy Equipment & Services - 1.6% (continued)
38,753	Superior Energy Services, Inc.	$974,638
		1,420,286
Oil, Gas & Consumable Fuels - 1.1%
18,579	Gulfport Energy Corp.(a)	932,294
Total Energy		2,352,580

Financials - 6.2%
Banks - 2.2%
59,982	PrivateBancorp, Inc.	1,938,619
Real Estate Investment Trusts (REITs) - 4.0%
21,781	Camden Property Trust	1,669,949
158,042	Education Realty Trust, Inc.	1,779,553
		3,449,502
Total Financials		5,388,121

Health Care - 19.8%
Biotechnology - 2.8%
38,843	Alkermes PLC(a)	1,963,514
38,865	Dyax Corp.(a)	480,760
		2,444,274
Health Care Equipment & Supplies - 4.5%
23,040	CareFusion Corp.(a)	1,321,805
10,422	Cooper Companies, Inc.	1,708,166
16,421	Cyberonics, Inc.(a)	862,102
		3,892,073
Health Care Providers & Services - 6.0%
28,141	Team Health Holdings, Inc.(a)	1,759,938
15,970	Universal Health Services, Inc., Class B	1,656,249
41,130	VCA, Inc.(a)	1,874,294
		5,290,481
Life Sciences Tools & Services - 2.1%
45,009	Cambrex Corp.(a)	948,790
16,175	PAREXEL International Corp.(a)	878,464
		1,827,254
Pharmaceuticals - 4.4%
47,649	Akorn, Inc.(a)	2,122,763
26,054	Endo International PLC(a)	1,743,533
		3,866,296
Total Health Care		17,320,378

See Notes to Financial Statements.

Portfolio of Investments
CENTURY GROWTH OPPORTUNITIES FUND	October 31, 2014

Shares		Value
Industrials - 15.5%
Commercial Services & Supplies - 3.6%
32,036	G&K Services, Inc., Class A	$2,020,511
21,737	U.S. Ecology, Inc.	1,092,936
		3,113,447
Machinery - 5.2%
28,221	Greenbrier Companies, Inc.	1,764,941
11,289	Nordson Corp.	864,173
14,839	Snap-on, Inc.	1,960,826
		4,589,940
Professional Services - 2.2%
47,489	FTI Consulting, Inc.(a)	1,917,606
Road & Rail - 2.2%
16,092	Kansas City Southern	1,975,936
Trading Companies & Distributors - 2.3%
18,086	United Rentals, Inc.(a)	1,990,545
Total Industrials		13,587,474

Information Technology - 25.6%
Communications Equipment - 4.9%
13,984	F5 Networks, Inc.(a)	1,719,752
16,554	Palo Alto Networks, Inc.(a)	1,749,758
22,226	Ubiquiti Networks, Inc.	795,024
		4,264,534
Electronic Equipment, Instruments & Components - 1.3%
15,046	Zebra Technologies Corp., Class A(a)	1,109,642
Internet Software & Services - 1.2%
17,048	Demandware, Inc.(a)	1,022,028
IT Services - 8.8%
50,913	Cardtronics, Inc.(a)	1,954,550
5,993	FleetCor Technologies, Inc.(a)	902,306
44,483	MAXIMUS, Inc.	2,155,646
47,581	VeriFone Systems, Inc.(a)	1,772,868
22,703	Virtusa Corp.(a)	930,369
		7,715,739
Semiconductors & Semiconductor Equipment - 6.6%
19,061	Cavium, Inc.(a)	978,020
86,883	Integrated Device Technology, Inc.(a)	1,425,750
36,718	Mellanox Technologies Ltd.(a)	1,644,599

Shares		Value
Information Technology - 25.6% (continued)
Semiconductors & Semiconductor Equipment - 6.6% (continued)
25,615	NXP Semiconductor NV(a)	$1,758,726
		5,807,095
Software - 2.8%
28,962	Proofpoint, Inc.(a)	1,275,487
46,694	VASCO Data Security International, Inc.(a)	1,182,292
		2,457,779
Total Information Technology		22,376,817

Telecommunication Services - 2.1%
Diversified Telecommunication Services - 2.1%
53,402	Cogent Communications Holdings, Inc.	1,812,464

TOTAL COMMON STOCKS
(Cost $71,398,044)		86,231,475

SHORT-TERM INVESTMENTS - 1.2%
Money Market Mutual Funds - 1.2%
1,001,515	State Street Institutional U.S. Government Money Market Fund - Investment Class (0.00%(b) 7 Day Yield)	1,001,515

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,001,515)		1,001,515

TOTAL INVESTMENTS - 99.8%
(Cost, $72,399,559)		87,232,990

Other Assets in Excess of Liabilities - 0.2%		187,115

NET ASSETS - 100.0%		$87,420,105

(a)	Non-income producing security.
(b)	Less than 0.005%.

Abbreviations:
Ltd. -	Limited
NV -	Naamloze Vennootschap (Dutch: Limited Liability Company)
PLC -	Public Limited Company

See Notes to Financial Statements.

Statements of Assets and Liabilities
October 31, 2014

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
ASSETS:
Investments, at value (Note 1) (cost - see below)	$222,688,554	$387,545,670	$87,232,990
Receivable for investments sold	–	5,907,628	891,997
Receivable for fund shares subscribed	1,274	344,958	95,917
Dividends receivable	265,068	7,544	22,065
Prepaid expenses	4,146	8,471	1,813
Total Assets	222,959,042	393,814,271	88,244,782

LIABILITIES:
Payable to Affiliates:
Investment adviser fees (Note 4)	145,181	296,165	69,586
Administration fees (Note 5)	18,148	–	6,992
Distribution and service fees (Note 6)	–	32,899	–
Payable for investments purchased	–	8,803,572	662,305
Payable for shares redeemed	129,503	293,525	8,510
Payable to trustees	16,934	35,403	7,619
Accrued expenses and other liabilities	98,144	127,373	69,665
Total Liabilities	407,910	9,588,937	824,677
NET ASSETS	$222,551,132	$384,225,334	$87,420,105

NET ASSETS CONSIST OF:
Paid-in capital	$123,666,342	$257,721,200	$56,466,776
Accumulated net investment loss	–	–	(596,361)
Accumulated net realized gain on investments	53,322,605	50,777,806	16,716,259
Unrealized appreciation in value of investments	45,562,185	75,726,328	14,833,431
NET ASSETS	$222,551,132	$384,225,334	$87,420,105

Net Assets:
Institutional Shares	$222,551,132	$266,044,661	$87,420,105
Investor Shares	N/A	$118,180,673	N/A
Shares Outstanding (Note 2):
Institutional Shares	8,982,358	7,720,964	5,637,637
Investor Shares	N/A	3,568,158	N/A
Net Asset Value Per Share
(Represents both the offering and redemption price)(a)
Institutional Shares	$24.78	$34.46	$15.51
Investor Shares	N/A	$33.12	N/A
Cost of investments	$177,126,369	$311,819,342	$72,399,559

(a)	A redemption fee may be assessed for shares redeemed within 90 days after purchase. (Note 1)

See Notes to Financial Statements.

Statements of Operations
For the Year Ended October 31, 2014

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
INVESTMENT INCOME:
Dividends	$2,210,246	$1,663,490	$290,865
Foreign taxes withheld	(9,633)	–	(571)
Total Investment Income	2,200,613	1,663,490	290,294

EXPENSES:
Investment adviser fees (Notes 4 and 7)	1,712,967	3,931,983	714,361
Distribution and service fees (Note 6):
Investor Shares	–	262,519	–
Administrative fees	214,121	–	89,295
Transfer agency fees	140,075	306,007	18,303
Fund accounting fees	25,782	48,456	13,276
Custodian fees	18,386	35,343	32,017
Insurance fees	15,015	31,713	6,979
Professional fees	60,943	75,768	52,571
Registration fees	23,199	40,045	17,120
Trustee fees	74,375	144,270	30,432
Printing fees	44,328	48,833	3,536
Other expenses	10,558	25,264	7,460
Total Expenses	2,339,749	4,950,201	985,350

Adviser waivers/reimbursements (Note 7)	–	–	(3,288)
Net Expenses	2,339,749	4,950,201	982,062

NET INVESTMENT LOSS	(139,136)	(3,286,711)	(691,768)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	53,680,617	57,842,711	18,260,490
Long-term capital gains from other investment companies	36,899	–	–
Net change in unrealized depreciation of investments	(19,688,444)	(27,150,382)	(6,570,681)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	34,029,072	30,692,329	11,689,809
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,889,936	$27,405,618	$10,998,041

See Notes to Financial Statements.

	Century Shares Trust
	For the Year Ended October 31,
	2014	2013

OPERATIONS:
Net investment income/(loss)	$(139,136)	$290,829
Net realized gain on investments	53,680,617	11,876,647
Long-term capital gains from other investment companies	36,899	–
Change in net unrealized appreciation/(depreciation)	(19,688,444)	34,752,330
Net increase in net assets resulting from operations	33,889,936	46,919,806

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Shares
From net investment income	–	(399,960)
From net realized gains on investments	(11,893,456)	(21,366,224)
Investor Shares
From net investment income	–	–
From net realized gains on investments	–	–
Total distributions	(11,893,456)	(21,766,184)

CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions (Note 2)	(716,312)	1,582,539
Redemption fees	33	441
Net increase/(decrease) from share transactions	(716,279)	1,582,980

Total increase	21,280,201	26,736,602

NET ASSETS:
Beginning of year	201,270,931	174,534,329
End of year*	$222,551,132	$201,270,931

*Including accumulated net investment loss	$–	$(166,506)

See Notes to Financial Statements.

Statements of Changes in Net Assets

Century Small Cap Select Fund		Century Growth Opportunities Fund
For the Year Ended October 31,		For the Year Ended October 31,
2014	2013	2014	2013

$(3,286,711)	$(962,493)	$(691,768)	$(273,374)
57,842,711	64,324,461	18,260,490	8,886,734
–	–	–	–
(27,150,382)	45,785,839	(6,570,681)	16,179,917
27,405,618	109,147,807	10,998,041	24,793,277

–	–	–	(173,998)
(14,887,988)	–	(987,358)	–

–	–	–	–
(6,555,307)	–	–	–
(21,443,295)	–	(987,358)	(173,998)

(50,603,727)	(73,741,581)	(16,003,874)	(25,491,806)
4,834	11,434	372	–
(50,598,893)	(73,730,147)	(16,003,502)	(25,491,806)

(44,636,570)	35,417,660	(5,992,819)	(872,527)

428,861,904	393,444,244	93,412,924	94,285,451
$384,225,334	$428,861,904	$87,420,105	$93,412,924

$–	$(2,663,042)	$(596,361)	$(560,030)

Financial Highlights
CENTURY SHARES TRUST INSTITUTIONAL SHARES	For a share outstanding throughout the periods presented

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
NET ASSET VALUE, BEGINNING OF PERIOD	$22.41	$19.81	$20.66	$19.65	$16.84

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.02)	0.03	0.05	(0.02)	(0.01)
Net realized and unrealized gain on investments	3.72	5.09	1.28	1.93	2.82
Total income from investment operations	3.70	5.12	1.33	1.91	2.81
LESS DISTRIBUTIONS FROM:
Net investment income	–	(0.05)	(0.06)	(0.01)	(0.00	)(b)
Net realized gain on investment transactions	(1.33)	(2.47)	(2.12)	(0.89)	–
Total distributions	(1.33)	(2.52)	(2.18)	(0.90)	(0.00	)(b)
REDEMPTION FEES	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
NET ASSET VALUE, END OF PERIOD	$24.78	$22.41	$19.81	$20.66	$19.65

TOTAL RETURN	17.29%	28.85%	7.63%	9.79%	16.72%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$222,551	$201,271	$174,534	$178,201	$177,042
Ratio of expenses to average net assets	1.09%	1.11%	1.12%	1.13%	1.15%
Ratio of net investment income/(loss) to average net assets	(0.06%)	0.16%	0.24%	(0.10%)	(0.05%)

PORTFOLIO TURNOVER RATE	126%	39%	79%	72%	67%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Notes to Financial Statements.

Financial Highlights
CENTURY SMALL CAP SELECT FUND INSTITUTIONAL SHARES	For a share outstanding throughout the periods presented

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
NET ASSET VALUE, BEGINNING OF PERIOD	$33.94	$26.27	$23.91	$20.99	$16.34

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.24)	(0.04)	(0.12)	(0.09)	(0.05)
Net realized and unrealized gain on investments	2.48	7.71	2.48	3.01	4.70
Total income from investment operations	2.24	7.67	2.36	2.92	4.65
LESS DISTRIBUTIONS FROM:
Net realized gain on investment transactions	(1.72)	–	–	–	–
Total distributions	(1.72)	–	–	–	–
REDEMPTION FEES	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, END OF PERIOD	$34.46	$33.94	$26.27	$23.91	$20.99

TOTAL RETURN	6.79%	29.20%	9.87%	13.86%	28.52%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$266,045	$300,833	$281,480	$254,724	$249,429
Ratio of expenses to average net assets	1.11%	1.12%	1.10%	1.11%	1.13%
Ratio of net investment loss to average net assets	(0.71%)	(0.14%)	(0.48%)	(0.37%)	(0.25%)

PORTFOLIO TURNOVER RATE	97%	91%	53%	75%	85%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Notes to Financial Statements.

Financial Highlights
CENTURY SMALL CAP SELECT FUND INVESTOR SHARES	For a share outstanding throughout the periods presented

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
NET ASSET VALUE, BEGINNING OF PERIOD	$32.78	$25.45	$23.25	$20.49	$16.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.33)	(0.13)	(0.21)	(0.17)	(0.11)
Net realized and unrealized gain on investments	2.39	7.46	2.41	2.92	4.60
Total income from investment operations	2.06	7.33	2.20	2.75	4.49
LESS DISTRIBUTIONS FROM:
Net realized gain on investment transactions	(1.72)	–	–	–	–
Total distributions	(1.72)	–	–	–	–
REDEMPTION FEES	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00 (b)
NET ASSET VALUE, END OF PERIOD	$33.12	$32.78	$25.45	$23.25	$20.49

TOTAL RETURN	6.47%	28.80%	9.46%	13.47%	28.06%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$118,181	$128,029	$111,965	$116,678	$92,618
Ratio of expenses to average net assets	1.40%	1.41%	1.47%	1.48%	1.50%
Ratio of net investment loss to average net assets	(1.00%)	(0.44%)	(0.84%)	(0.71%)	(0.61%)

PORTFOLIO TURNOVER RATE	97%	91%	53%	75%	85%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Notes to Financial Statements.

Financial Highlights
CENTURY GROWTH OPPPORTUNITIES FUND INSTITUTIONAL SHARES	For a share outstanding throughout the periods presented

	For the Year Ended October 31,			For the Period November 17, 2010 (Inception) to October 31,
	2014	2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$13.87	$10.81	$10.67	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.11)	(0.03)	(0.02)	(0.07)
Net realized and unrealized gain on investments	1.90	3.11	0.16	0.74
Total income from investment operations	1.79	3.08	0.14	0.67
LESS DISTRIBUTIONS FROM:
Net investment income	–	(0.02)	–	–
Net realized gain on investment transactions	(0.15)	–	–	–
Total distributions	(0.15)	(0.02)	–	–
REDEMPTION FEES	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
NET ASSET VALUE, END OF PERIOD	$15.51	$13.87	$10.81	$10.67

TOTAL RETURN	13.04%	28.54%	1.31%	6.70	%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$87,420	$93,413	$94,285	$7,323
Ratio of expenses to average net assets without giving effect to contractual expense agreement	1.10%	1.12%	1.20%	3.62	%(d)
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10	%(d)
Ratio of net investment loss to average net assets	(0.77%)	(0.27%)	(0.18%)	(0.64	%)(d)

PORTFOLIO TURNOVER RATE	165%	155%	148%	119	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements
October 31, 2014

1. SIGNIFICANT ACCOUNTING POLICIES

Century Capital Management Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company organized as a Massachusetts business trust. Century Shares Trust, Century Small Cap Select Fund, and Century Growth Opportunities Fund (each a “Fund” and, collectively, the “Funds”) are diversified series of the Trust. The following are significant accounting policies consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States (GAAP). Each Fund is considered an investment company for financial reporting purposes under GAAP.

The investment objective of Century Shares Trust is to seek long-term growth of principal and income. The investment objective of each of Century Small Cap Select Fund and Century Growth Opportunities Fund is to seek long-term capital growth.

A. Security Valuations — Equity securities are valued at the last reported sale price or official closing price on the primary exchange or market on which they are traded, as reported by an independent pricing service. If no sale price or official closing price is reported, market value is generally determined based on quotes or closing prices obtained from a quotation reporting system, established market maker, or reputable pricing service. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, fair value is generally determined using closing bid prices. In the absence of readily available market quotes, securities and other assets will be valued at fair value, as determined in good faith under procedures established by and under the general supervision of the Funds’ Board of Trustees. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value each business day.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 —
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability;

Level 3 —
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Notes to Financial Statements
October 31, 2014

The following is a summary of the inputs used as of October 31, 2014 in valuing the Funds’ investments carried at fair value:

Century Shares Trust
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$214,136,959	$–	$–	$214,136,959
Short-Term Investments	8,551,595	–	–	8,551,595
TOTAL	$222,688,554	$–	$–	$222,688,554

Century Small Cap Select Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$373,267,909	$–	$–	$373,267,909
Short-Term Investments	14,277,761	–	–	14,277,761
TOTAL	$387,545,670	$–	$–	$387,545,670

Century Growth Opportunities Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$86,231,475	$–	$–	$86,231,475
Short-Term Investments	1,001,515	–	–	1,001,515
TOTAL	$87,232,990	$–	$–	$87,232,990

*	At October 31, 2014 the Funds held investments in common stocks classified as Level 1, with corresponding major categories as shown on each Fund’s Portfolio of Investments.

The Funds recognize transfers into and out of all levels at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the period.

There were no securities classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

Notes to Financial Statements
October 31, 2014

B. Security Transactions — Security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of the highest cost-method, for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets. Foreign dividend income is recorded on ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

C. Use of Estimates — The preparation of these financial statements in accordance with GAAP incorporates estimates made by management in determining the reported amounts of assets, liabilities, income and expenses of the Funds. Actual results could differ from those estimates.

D. Risks and Uncertainty — Century Shares Trust may invest a significant portion of assets in a limited number of companies. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies and therefore may experience greater price volatility than funds with more diversified portfolios.

Century Small Cap Select Fund concentrates its investments in certain industries detailed in the Portfolio of Investments, which subjects the Fund to the risks associated with those industries and may result in greater fluctuation in share value than is experienced in more diversified portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

Century Growth Opportunities Fund invests mainly in small-cap and mid-cap companies, which, historically, have been more volatile in price than the stocks of large-cap companies.

Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

At any given time, a significant portion of the assets of each Fund may be invested in securities of companies within the same market sector of the economy. Companies within the same sector often face similar issues and, consequently, may react similarly to changes in market conditions. If a Fund has a significant weighting in one or more sectors, it may be subject to more risk and price volatility.

E. Multiple Classes of Shares — Century Small Cap Select Fund offers two classes of shares, which differ in their respective distribution and service fees. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may differ by class. Because transfer agent fees include a per account fee, each class differs with respect to transfer agent fees incurred.

Notes to Financial Statements
October 31, 2014

F. Redemption Fees — In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of each Fund for the benefit of the Fund’s remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and amounts are shown on the Statement of Changes in Net Assets.

G. Income Tax Information and Distributions to Shareholders — Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and sufficient net investment income and net realized gains, if any, under Subchapter M of the Internal Revenue Code of 1986 (“Code”), as amended. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book and tax differences. Generally accepted accounting principles require that any distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital.

In order to present accumulated net investment income and accumulated net realized loss more closely to its tax character, the following accounts for each Fund were increased (decreased) as of October 31, 2014:

	Paid-In Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
Century Shares Trust	$–	$305,642	$(305,642)
Century Small Cap Select Fund	–	5,949,753	(5,949,753)
Century Growth Opportunities Fund	–	655,437	(655,437)

These reclassifications have no impact on net assets or the results of operations. The Funds had temporary book/tax differences primarily attributable to wash sales or portfolio securities and permanent book/tax differences primarily attributable to net operating losses. Temporary differences will reverse in a subsequent period.

The net unrealized appreciation/depreciation of investments based on federal tax cost as of October 31, 2014 was as follows:

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
Gross appreciation on investments (excess of value over tax cost)	$46,688,882	$85,025,379	$14,911,607
Gross depreciation on investments (excess of tax cost over value)	(1,139,549)	(10,510,487)	(1,035,886)
Net unrealized appreciation	$45,549,333	$74,514,892	$13,875,721
Cost of investments for federal income tax purposes	$177,139,221	$313,030,778	$73,357,269

Notes to Financial Statements
October 31, 2014

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
Undistributed ordinary income	$4,999,310	$1,167,146	$3,565,538
Accumulated capital gains	48,336,147	50,822,096	14,095,027
Unrealized appreciation	45,549,333	74,514,892	13,875,721
Other cumulative effect of timing differences	–	–	(582,957)
Total	$98,884,790	$126,504,134	$30,953,329

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and real estate investment trust basis adjustments.

The tax character of distributions paid by the Funds during the year ended October 31, 2014, were as follows:

Distributions Paid From:	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
Long-term capital gains	$11,893,456	$21,433,295	$987,358
Total	$11,893,456	$21,433,295	$987,358

The tax character of distributions paid by the Funds during the year ended October 31, 2013 was as follows:

Distributions Paid From:	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
Ordinary income	$391,587	$–	$169,177
Long-term capital gains	21,374,597	–	4,821
Total	$21,766,184	$–	$173,998

As of October 31, 2014, each of the Funds had utilized all capital loss carryforwards available.

The Century Growth Opportunities Fund elects to defer to the period ending October 31, 2015, late year ordinary losses in the amount of $582,957.

As of October 31, 2014, the funds had no uncertain tax positions that would require financial statement recognition or disclosure. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of a tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain positions that require a provision for income taxes.

H. Indemnifications — In the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

Notes to Financial Statements
October 31, 2014

2. TRANSACTIONS IN SHARES

Century Shares Trust — The number of authorized shares is unlimited. Transactions in Institutional Class shares were as follows:

	Institutional
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Sold	130,045	$2,996,632	76,251	$1,482,250
Issued to shareholders in reinvestment of distributions	488,619	10,734,961	1,095,688	19,733,349
	618,664	13,731,593	1,171,939	21,215,599
Repurchased	(619,060)	(14,447,905)	(998,357)	(19,633,060)
Net Decrease	(396)	$(716,312)	173,582	$1,582,539

Century Small Cap Select Fund — The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

	Institutional
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Sold	996,377	$33,757,130	1,565,973	$45,639,628
Issued to shareholders in reinvestment of distributions	433,612	14,432,225	–	–
	1,429,989	48,189,355	1,565,973	45,639,628
Repurchased	(2,573,811)	(87,508,528)	(3,415,043)	(105,149,014)
Net Decrease	(1,143,822)	$(39,319,173)	(1,849,070)	$(59,509,386)

	Investor
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Sold	257,497	$8,422,456	462,270	$13,100,017
Issued to shareholders in reinvestment of distributions	202,724	6,504,077	–	–
	460,221	14,926,533	462,270	13,100,017
Repurchased	(798,051)	(26,211,087)	(954,995)	(27,332,212)
Net Decrease	(337,830)	$(11,284,554)	(492,725)	$(14,232,195)

Notes to Financial Statements
October 31, 2014

Century Growth Opportunities Fund — The number of authorized shares is unlimited. Transactions in Institutional Class shares were as follows:

	Institutional
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Sold	375,051	$5,492,245	1,322,762	$16,005,747
Issued to shareholders in reinvestment of distributions	70,524	987,328	15,506	173,198
	445,575	6,479,573	1,338,268	16,178,945
Repurchased	(1,543,699)	(22,483,447)	(3,327,149)	(41,670,751)
Net Decrease	(1,098,124)	$(16,003,874)	(1,988,881)	$(25,491,806)

3. INVESTMENT SECURITIES TRANSACTIONS

Century Shares Trust purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $260,482,875 and $278,262,940, respectively, during the year ended October 31, 2014.

Century Small Cap Select Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $388,949,263 and $459,274,958, respectively, during the year ended October 31, 2014.

Century Growth Opportunities Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $144,729,225 and $162,096,943, respectively, during the year ended October 31, 2014.

4. INVESTMENT ADVISER FEE

Century Shares Trust: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with Century Capital Management, LLC (“CCM”) pursuant to which CCM provides an investment program for Century Shares Trust. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets computed at the following annual rates: 0.80% of the first $500 million and 0.70% of the amounts exceeding $500 million.

Century Small Cap Select Fund: The Trust has entered into an Investment Advisory and Management Services Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory, management and administrative services to Century Small Cap Select Fund. Under the Agreement, the Fund pays a monthly management fee at the annual rate of 0.95% of the Fund’s average daily net assets.

Century Growth Opportunities Fund: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory services to Century Growth Opportunities Fund. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets at the following annual rates: 0.80% of the first $500 million and 0.75% thereafter.

Notes to Financial Statements
October 31, 2014

5. ADMINISTRATION FEES

Century Shares Trust: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Shares Trust at the annual rate of 0.10% of the Fund’s average daily net assets.

Century Small Cap Select Fund: Per the Investment Advisory and Management Services Agreement between the Trust and CCM, Century Small Cap Select Fund may reimburse CCM for expenses associated with having the adviser’s personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services. No reimbursements were paid to CCM during the year ended October 31, 2014.

Century Growth Opportunities Fund: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Growth Opportunities Fund at the annual rate of 0.10% of the Fund’s average daily net assets.

CCM has entered into a Sub-Administration Agreement with ALPS Fund Services, Inc. (“ALPS”) pursuant to which ALPS provides certain administrative services to each Fund on behalf of CCM. CCM pays ALPS a sub-administration fee for sub-administration services provided to each Fund.

6. DISTRIBUTION AND OTHER FEES

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act on behalf of Century Small Cap Select Fund. The Plan authorizes the Fund to pay up to 0.25% of the average daily net assets of the Fund’s Investor Shares class for distribution and shareholder services. The Plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.

The Trust has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing such services. Certain services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts.

7. ADVISER REIMBURSEMENTS

Century Growth Opportunities Fund: CCM contractually agreed to limit the operating expenses of Century Growth Opportunities Fund to 1.10% of average daily net assets of the Institutional Shares. The agreement will remain in effect through February 28, 2015 and may not be terminated prior to that date without the approval of the Board of Trustees.

For the year ended October 31, 2014, the fee waivers and/or reimbursements were $3,288.

CCM is permitted to recoup amounts of prior fee reductions or expense reimbursements within thirty-six months after the day on which CCM earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or any limit then in effect.

Notes to Financial Statements
October 31, 2014

As of October 31, 2014, the maximum amounts subject to recoupment by the Fund in each fiscal year, pursuant to the aforementioned conditions are as follows:

Expires on or before October 31,
2015	2016	2017
$73,469	$21,059	$3,288

8. TRUSTEE AND OFFICER FEES

As of October 31, 2014, there were seven Trustees, six of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a retainer of $4,000 per calendar quarter from the Trust for his or her services. The chairperson of the Audit Committee receives an additional retainer of $1,125 per calendar quarter; the Lead Independent Trustee receives an additional retainer of $750 per calendar quarter; and the Chairpersons of the Oversight and Governance Committee and Nominating Committee each receive an additional retainer of $375 per calendar quarter. In addition, each Independent Trustee is paid a fee of $5,500 for each meeting of the Board of Trustees attended or participated in, as the case may be. The Independent Trustees are not paid an additional fee from the Trust for attendance at and/or participation in meetings of the various committees of the Board. The Independent Trustees are also reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Century Capital Management Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Century Capital Management Trust (the “Trust”) comprising the Century Small Cap Select Fund, Century Shares Trust and Century Growth Opportunities Fund as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Century Capital Management Trust as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Denver, Colorado
December 19, 2014

Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short‐term redemption fees and wire fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expense Ratio(a)	Expenses Paid During period May 1, 2014 to October 31, 2014(b)
Century Shares Trust
Institutional Shares
Actual	$1,000.00	$1,074.60	1.08%	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	1.08%	$5.50
Century Small Cap Select Fund
Institutional Shares
Actual	$1,000.00	$1,034.70	1.10%	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	1.10%	$5.60
Investor Shares
Actual	$1,000.00	$1,032.90	1.40%	$7.17
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.40%	$7.12
Century Growth Opportunities Fund
Institutional Shares
Actual	$1,000.00	$1,077.10	1.10%	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	1.10%	$5.60

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

Tax Information
October 31, 2014 (Unaudited)

The following information represents the tax status of dividends and distributions paid by the Funds during the calendar year ended December 31, 2013. This information is presented to meet regulatory requirements and no current action on your part is required.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Century Shares Trust, Century Small Cap Select Fund, and the Century Growth Opportunities Fund designated $11,893,456, $21,443,295 and $987,358, respectively, as a long-term capital gain distributions.

In early 2014, if applicable, shareholders of record received this information via Form 1099 for the distributions paid to them by the Funds during the calendar year 2013 via Form 1099. The Funds will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Approval of Investment Management Agreements
October 31, 2014 (Unaudited)

Century Capital Management, LLC (CCM) serves as the investment adviser and administrator to each of Century Shares Trust (CST) and Century Growth Opportunities Fund (CGOF) pursuant to an investment advisory agreement and an amended and restated administration agreement, each between Century Capital Management Trust, on behalf of CST and CGOF, and CCM. CCM also serves as the investment adviser and provides administrative services to Century Small Cap Select Fund (CSCS) pursuant to an investment advisory and management services agreement between Century Capital Management Trust, on behalf of CSCS, and CCM. The Trustees of Century Capital Management Trust determine annually whether to continue the investment advisory and administration agreements for each of CST, CSCS and CGOF.

At a meeting held on June 24, 2014, based on their evaluation of the information provided by CCM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for each of CST, CSCS and CGOF for another year.

In advance of the meeting, the Board, including all of the independent Trustees, received, among other things: (i) a Lipper Inc. report comparing each Fund’s fees and expenses to those of a peer group and peer universe for that Fund, each selected by Lipper; (ii) information regarding the average annual total returns for each Fund, as well as comparative total return information for various securities indices and the applicable Lipper and Morningstar peer groups; (iii) reports from CCM that described (a) the services provided to each Fund and information about the personnel providing those services, (b) the fees paid under the investment advisory and administration agreements, (c) compliance and oversight, (d) “fall-out” benefits to CCM, (e) brokerage and soft dollar arrangements, and (f) the fees paid by and services provided to comparable accounts; (iv) CCM’s profitability analysis with respect to advisory services provided to each Fund; and (v) CCM’s Form ADV. In addition, at each regularly scheduled Board meeting, the Trustees received and reviewed, among other things, information concerning each Fund’s performance and the services provided to each Fund by CCM. The independent Trustees also received a memorandum from their counsel outlining the legal standards and certain other considerations relevant to the Trustees’ deliberations. After receiving the requested information, the independent Trustees met in an executive session to consider the investment advisory and administrative arrangements.

In determining to approve the continuation of the investment advisory and administration agreements, the Trustees considered a number of factors as outlined below. The Trustees did not identify any single factor as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. They also took into account the common interests of the Funds in their review. Throughout their deliberations, the independent Trustees were represented by counsel.

Nature, Quality and Extent of Services Provided

In considering the nature, extent and quality of the services provided by CCM under the investment advisory and administration agreements, the Board considered the terms of those agreements and reviewed information provided by CCM relating to its operations and personnel. The Trustees also considered their knowledge of the nature and quality of the services provided by CCM to the Funds gained from their experience as trustees of the Funds and noted the expectations of the shareholders who had invested in the Funds. The Board considered that CCM was responsible for the management and administration of each Fund’s operations. They also considered that CCM provides day-to-day management of each Fund’s portfolio of investments, including making purchases and sales of portfolio securities consistent with each Fund’s investment objectives and policies.

The Board considered CCM’s resources and personnel, focusing in particular on investment and compliance resources and personnel. The Board reviewed each portfolio manager’s experience and qualifications, as well as CCM’s investment approach and research process. The Board also reviewed CCM’s trading procedures and brokerage practices, including information regarding soft dollar arrangements.

Approval of Investment Management Agreements
October 31, 2014 (Unaudited)

The Board also considered that, as administrator, CCM is responsible for the administration of each Fund’s business and other affairs. It was noted that CCM supervises and monitors the performance of each Fund’s service providers and provides each Fund with personnel (including officers) as are necessary for the Fund’s operations. It was noted that CCM pays all of the compensation of Mr. Thorndike, the interested Trustee, and the Funds’ officers. The Board also noted that CCM assisted the Funds in meeting legal and regulatory requirements and considered, among other things, CCM’s compliance program. The Board considered the fees paid to CCM for the provisions of such services. The Board also considered CCM’s risk management program.

Taking all of the foregoing into account, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Funds under the investment advisory and administration agreements.

Investment Results

CST. The Trustees reviewed comparative information that showed that CST’s average annual total return for the Institutional class of shares was better than the average annual total return of CST’s Lipper peer group for the 1, 3 and 5 years ended April 30, 2014 and better than the average annual total return of the Russell 1000 Growth Index for the 1 year period ended April 30, 2014, but that such average annual total return lagged the average annual total return of the Russell 1000 Growth Index for the 3, 5 and 10 years ended April 30, 2014 and CST’s Lipper peer group for the 10 years ended April 30, 2014. The Trustees also noted that CST’s average annual total return was in the first quartile of its Morningstar peer group for the one year period ended May 31, 2014. (In all quartile rankings referred to throughout this disclosure, first quartile is most favorable to the Fund’s shareholders. Thus, highest relative performance would be first quartile and lowest relative expenses would also be first quartile.) The Trustees compared the portfolio characteristics of CST to the characteristics of the Russell 1000 Growth Index and considered the impact of the different portfolio characteristics on comparative performance. The Trustees considered the improvement in CST’s performance, but agreed that they would continue to closely monitor its performance.

CSCS. The Trustees reviewed comparative information that showed that CSCS’s average annual total return for each of the Institutional class of shares and the Investor class of shares lagged the average annual total return of the Russell 2000 Index, the Russell 2000 Growth Index and CSCS’s Lipper peer group for the 1, 3 and 10 year periods ended April 30, 2014, as well as the average annual total return of the Lipper peer group for the 5 year period ended April 30, 2014. The Trustees considered CCM’s explanation of CSCS’s relative underperformance, noting the impact of market conditions on CSCS’s performance. They also reviewed sector allocations and other portfolio characteristics, as well CCM’s investment process. The Trustees agreed that they would continue to closely monitor the performance of CSCS.

CGOF. The Trustees reviewed comparative information that showed that CGOF’s average annual total return for the Institutional class of shares was better than the average annual total returns of the Russell 2500 Growth Index and CGOF’s Lipper peer group for the 1 year period ended April 30, 2014, but that such annual return lagged the average annual total returns of the Russell 2500 Growth Index and CGOF’s Lipper peer group for the 3 year period ended April 30, 2014 and since CGOF’s inception (November 17, 2010). The Trustees reviewed CCM’s investment process with respect to CGOF. The Trustees considered the improvement in CGOF’s performance but agreed that they would continue to closely monitor its performance.

Fees and Other Expenses

The Trustees considered the advisory fees paid by each Fund to CCM. The Trustees also considered the administrative fee rate paid by each of CST and CGOF to CCM. The Trustees considered (i) the level of each Fund’s advisory fee versus its peer group and peer universe as shown in the Lipper materials and (ii) each Fund’s total expense ratio as compared to its peer group and peer universe as shown in the Lipper materials.

Approval of Investment Management Agreements
October 31, 2014 (Unaudited)

The Trustees also considered the fees that CCM charges institutional investors and other clients. The Trustees reviewed materials from CCM describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that, because of the constant issuance and redemption of Fund shares, the Funds were more difficult to manage than other clients. With respect to CCM’s subadvisory relationship with other mutual funds, the Trustees considered that CCM provided fewer services to those funds than it provided to the Funds. The materials showed that the fee rates charged by CCM to each Fund were generally similar to (but not necessarily as low as, in all cases) the fees paid by CCM’s other clients.

The information obtained from Lipper for the meeting compared the advisory fee, transfer agency/custodian fees, distribution fees, other nonmanagement expenses and total expenses for the Institutional and Investor class of shares of each Fund to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds. The Trustees did not independently verify any of the information provided by Lipper.

CST. The Trustees reviewed information that showed that CST’s advisory fee was higher than the Lipper peer group and peer universe averages. The Trustees also considered that CST’s total expense ratio for the Institutional class of shares was lower than the Lipper peer group average. The Trustees noted that a number of the funds in the peer group were part of large fund complexes and that the lower advisory fees charged to those funds may be a result of economies of scale spread across the complex. The Trustees also considered the services provided by CCM as compared to the services provided by other advisers. The Trustees noted that CCM relies on its own proprietary research to implement its investment philosophy and that CCM’s reliance on this proprietary research might cause CCM’s research costs to exceed those of some other investment advisers that may largely rely on research prepared by third parties. The Trustees concluded that CCM’s research costs and the economies of scale that may be experienced by a number of funds in CST’s peer group and peer universe may justify an advisory fee that is higher than the average advisory fees of CST’s Lipper peer group and peer universe averages.

CSCS. The Trustees reviewed information that showed that CSCS’s advisory fee was higher than the Lipper peer group average and peer universe averages. The Trustees also reviewed information that showed that the total expense ratio for CSCS’s Institutional class of shares was slightly higher than the average total expense ratio of the Lipper peer group but lower than the average total expense ratio of the Lipper peer universe, and that the total expense ratio for CSCS’s Investor class of shares was higher than both the Lipper peer group and peer universe averages. They noted that a number of the funds in the peer group were part of large fund complexes and that the lower advisory fees charged to those funds may be a result of economies of scale spread across the complex. The Trustees also considered the services provided by CCM as compared to the services provided by other advisers. The Trustees noted that CCM relies on its own proprietary research to implement its investment philosophy and that CCM’s reliance on this proprietary research might cause CCM’s research costs to exceed those of some other investment advisers that may largely rely on research prepared by third parties. The Trustees concluded that CCM’s research costs and the economies of scale that may be experienced by a number of funds in CSCS’s peer group and peer universe may justify an advisory fee that is higher than the average advisory fees of CSCS’s Lipper peer group and peer universe averages.

CGOF. The Trustees reviewed information that showed that CGOF’s contractual advisory fee was higher than the Lipper peer group and peer universe averages. They noted that CCM had reimbursed a portion of the advisory fee payments received from CGOF. The Trustees also considered that CGOF’s total expense ratio for the Institutional class of shares was higher than the average total expense ratio of CGOF’s Lipper peer group and the average total expense ratio of the Lipper peer universe. They noted that a number of the funds in the peer group were part of large fund complexes and that the lower advisory fees charged to those funds may be a result of economies of scale spread across the complex. The Trustees also considered the services provided by CCM as compared to the services provided by other advisers. The Trustees noted that CCM relies on its own proprietary research to implement its investment philosophy and that CCM’s reliance on this proprietary research might cause CCM’s research costs to exceed those of some other investment advisers that may largely rely on research prepared by third parties. The Trustees concluded that CCM’s research costs and the economies of scale that may be experienced by a number of funds in CGOF’s peer group and peer universe may justify an advisory fee that is higher than the average advisory fees of CGOF’s Lipper peer group and peer universe averages.

Approval of Investment Management Agreements
October 31, 2014 (Unaudited)

Costs of Services Provided and Profitability

The Trustees reviewed information concerning the costs of services provided to the Funds by CCM, and the profitability to CCM of its investment advisory and administrative relationship with each Fund for the periods ended December 31, 2012 and December 31, 2013, along with a description of the methodology used by CCM in preparing the profitability information.

The Trustees recognized that CCM should be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that CCM’s level of profitability from its relationship with each Fund was not excessive.

Economies of Scale

The Trustees considered the extent to which CCM may realize economies of scale or other efficiencies in managing and supporting the Funds. It was noted that as assets increase certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees recognized that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by CCM in research and analytical capabilities and CCM’s commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons. The Trustees noted that the advisory fee schedule for each of CST and CGOF included breakpoints that would allow the shareholders of the Fund to share in economies of scale, if any, experienced by CCM in managing that Fund. The Trustees noted that the advisory fee schedule for CSCS did not include breakpoints that would reduce the fee rate on assets above specified levels. The Board determined that the current fee structure for CSCS was acceptable given the fee level and the fees waived by CCM in prior years in respect of CSCS. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with each of the Funds.

Fall-Out Benefits

The Trustees considered the extent to which CCM benefited from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund’s purchases and sales of investment securities. It was noted that CCM had represented that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees concluded that the direct and indirect benefits to CCM from its relationship with the Funds were reasonable.

Trustees and Officers
October 31, 2014 (Unaudited)

The following table provides certain information regarding the Trustees and officers of the Century Funds as of October 31, 2014. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Trustee and officer is c/o Century Capital Management, 100 Federal Street, 29th Floor, Boston, MA 02110. Each Trustee’s term of office continues until the election and qualification of a successor, or until such Trustee dies, retires, resigns or is removed in accordance with Declaration of Trust. Because the Funds do not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Name, Year of Birth, Position(s) held with Trust and Length of Time Served	Principal Occupation During Past 5 Years And Other Directorships Held	No. of Portfolios in Fund Complex Overseen
William Gray (1952) Trustee, 2006 to present
Senior Advisor, The Blackstone Group LP (private equity firm); Special Advisor, Chi & Partners (communications firm); Senior Advisor, Orca TV, LLC (campus-based social media firm); Senior Advisor, Digital Artists (social media technology platform); Advisor, TruEffect, Inc. (advertising data analytics); Advisor, Idomoo Ltd. (customer video targeting). Formerly, North American CEO, Vice Chairman, Director, Ogilvy Group Inc. (communications firm) (retired 2010). Other Directorships: HealthMarkets, Inc. (health insurance); Zinio Holdings LLC (digital newsstand firm); The New York Public Library; First Tee of Connecticut. Former Directorships: Harleysville Group, Inc. (through 2011); American Red Cross of Greater New York (Trustee, 1996 to 2002; Chairman 2002 to 2008; Chairman Emeritus, since 2008).
		3
Laura A. Johnson (1954) Trustee, 2007 to present	Visiting Fellow, Lincoln Institute of Land Policy; Formerly, Bullard Fellow, Harvard Forest, Harvard University (2013-2014). President, Massachusetts Audubon Society (1999-2012). Other Directorships: Corporation Member, Woods Hole Oceanographic Institute; Vice Chairman, Board of Directors, Land Trust Alliance; WGBH Board of Overseers; Mount Auburn Cemetery Council of Visitors. Former Directorships: Winsor School Alumnae Board (2013-2014).	3
Stephen W. Kidder (1952) Trustee, 2005 to present	Partner, Hemenway & Barnes LLP (law firm); Formerly, Managing Partner, Hemenway & Barnes LLP (through 2014); President, Hemenway Trust Company. Other Directorships: Wellesley College (Trustee; Vice Chairman, since 2014); President of the Board, Isabella Stewart Gardner Museum; Children’s Hospital Trust (Trustee; Vice Chairman, since 2014).	3
Jerry S. Rosenbloom (1939) Trustee, 1998 to present
Frederick H. Ecker Emeritus Professor of Insurance and Risk Management, The Wharton School, University of Pennsylvania. Fellow, Financial Institutions Center and Fellow, Leonard Davis Institute for Health Economics, The Wharton School. Formerly, Academic Director, Certified Employee Benefit Specialist Program, The Wharton School. Other Directorships: American Institute for Chartered Property Casualty Underwriters; The Insurance Institute of America; Advisory Board Member, International Foundation of Employee Benefit Plans. Former Directorships: Harleysville Mutual Insurance Company and Harleysville Group, Inc. (through April 2012).
		3

Trustees and Officers
October 31, 2014 (Unaudited)

Name, Year of Birth, Position(s) held with Trust and Length of Time Served	Principal Occupation During Past 5 Years And Other Directorships Held	No. of Portfolios in Fund Complex Overseen
David D. Tripple (1944) Trustee, 2004 to present	Private investor. Formerly, Chief Executive Officer and Trustee, Pioneer Funds (2000 to 2001); Executive Vice President and Director, The Pioneer Group, Inc. (asset management) (1998 to 2000). Other Directorships: The Calamos Funds (overseeing 22 portfolios in fund complex).	3
Ellen M. Zane (1951) Trustee, 2007 to present
CEO Emeritus and Vice Chairman, Board of Trustees of Tufts Medical Center. Formerly, President and CEO of Tufts Medical Center and Floating Hospital for Children (2004 to 2011); Network President, Partners Healthcare System (1994 to 2004). Other Directorships: Haemonetics Corporation; Brooks Automation, Inc.; Parexel International Corporation; Fiduciary Trust Company; Harvard School of Public Health, Health Policy & Management Executive Council; Trustee, George Washington University; Trustee, Tufts Medical Center; Director, Press Ganey Associates, Inc.; Director, AgNovos Healthcare, LLC (since 2014). Former Directorships: Lincare Corporation (through August 2012).
		3

INTERESTED TRUSTEES AND OFFICERS1

Alexander L. Thorndike (1966) Trustee, 1999 to present; Chairman and Principal Executive Officer, 2004 to present	Managing Partner, Century Capital Management, LLC. No other directorships held.	3
Julie Smith (1971) Principal Financial Officer, 2008 to present	Chief Financial Officer, Century Capital Management, LLC.	N/A
Jennifer Mortimer (1971) Secretary and Chief Compliance Officer, June 2014 to present
Chief Compliance Officer, Century Capital Management, LLC (June 2014 to present). Formerly, Fund Chief Compliance Officer (2012 to June 2014) and Compliance Manager (2011 to 2012), Foreside Compliance Services, LLC; Vice President (2010 to 2011) and Assistant Vice President (2005 to 2010), Wellington Management Company, LLP.
		N/A

1	Each person listed is considered an “interested person” of the Trust within the meaning of the 1940 Act by virtue of being an officer or employee of the Adviser.

The Statement of Additional Information (“SAI”) for each Fund includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 321-1928.

Intentionally Left Blank

Fund Information

PORTFOLIO HOLDINGS
Each fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the fund’s fiscal year on Form N-Q. The Forms N-Q are available on the SEC’s website at http://www.sec.gov, and they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING
A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities and each fund’s proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the funds’ proxy voting policies and procedures and proxy voting record on the SEC’s website at http://www.sec.gov.

FOR MORE INFORMATION
For more information about the Century Funds, please call 1-800-303-1928.

Regular Mailing Address: Century Funds P.O. Box 588 Portland, ME 04112	Overnight Mailing Address: Century Funds c/o Atlantic Shareholder Services, LLC 3 Canal Plaza, Ground Floor Portland, ME 04101

Investment Adviser Century Capital Management, LLC 100 Federal Street Boston, MA 02110	Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Item 2.	Code of Ethics.

(a)
As of the end of the period covered by this report, Century Capital Management Trust (the “registrant”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer.

(c)	During the period covered by this report, there were no amendments to the code of ethics.

(d)	During the period covered by this report, no waivers from any provision of the code of ethics were granted.

(f)(1)	A copy of the code of ethics is filed as an exhibit hereto.

Item 3.	Audit Committee Financial Expert.

(a)(1)
The registrant’s board of trustees has determined that the registrant has an “audit committee financial expert” serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

(a)(2)	Jerry Rosenbloom is the audit committee financial expert. Mr. Rosenbloom is an “independent” member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

(c)(4)
Mr. Rosenbloom is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions. Mr. Rosenbloom received his B.S. degree in Business Administration from Temple University and his M.A. and Ph.D. degrees in Applied Economics, with a concentration in insurance, from the University of Pennsylvania. He is currently the Frederick H. Ecker Emeritus Professor of Insurance and Risk Management at the Wharton School. He was the past Chairman of the Insurance and Risk Management Department at Wharton and the past Executive Director of the S.S. Huebner Foundation for Insurance Education. He has served on the Boards of Directors of mutual funds and insurance companies, including in the capacity of audit committee member, and he has served as a consultant to numerous companies, funds and associations. In connection with his directorships and audit committee memberships, as well as his academic and teaching activities and his consulting activities for public and private companies, Mr. Rosenbloom has evaluated financial statements containing a breadth and level of complexity of accounting issues comparable to those that may arise in the financial statements of the Funds, and he has developed an understanding of internal controls and procedures for financial reporting, as well as audit committee functions. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant (“Accountant”) for the audit of the registrant’s annual financial statements or services that are normally provided by the Accountant in connection with statutory and regulatory filings or engagements for these fiscal years were as follows:

FYE	Fees
10/31/2014	$128,400
10/31/2013	$124,500

(b)
Audit-Related Fees.  For each of the last two fiscal years, there were no fees billed to the registrant for assurance and related services by the Accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under Audit Fees.  For each of the last two fiscal years of the registrant, there were no audit-related fees billed by the registrant’s Accountant to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (together, “Adviser Related Entities”) for services that were related directly to the operations and financial reporting of the registrant.

(c)
Tax Fees.  For the last two fiscal years of the registrant, there were no tax fees billed by the registrant's Accountant to Adviser Related Entities for services that were related directly to the operations and financial reporting of the registrant.  The aggregate fees billed to the registrant for each of the last two fiscal years for professional services provided by the registrant’s Accountant for tax compliance, tax advice and tax planning were as follows:

FYE	Fees
10/31/2014	$15,450
10/31/2013	$15,000

These services related to the preparation of tax returns and the review of year end distribution and dividend allocation calculations.

(d)
All Other Fees.  All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”  For each of the registrant’s last two fiscal years, no such fees were billed by the registrant’s Accountant to the registrant or to Adviser Related Entities for services related directly to the operations and financial reporting of the registrant.

(e)(1)	The audit committee’s pre-approval policies and procedures are as follows:

Generally, the registrant’s audit committee must approve (a) all audit and permissible non-audit services to be provided to the registrant and (b) all permissible non-audit services to be provided by the principal accountant to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the audit committee is authorized to pre-approve the provision of additional non-audit services, including tax services, provided that the Chairman reports his decision at the next succeeding audit committee meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The aggregate non-audit fees billed by the registrant’s Accountant, for the Trust’s last two fiscal years, for services rendered to the registrant and Adviser Related Entities are shown in the table below:

FYE	Non-Audit Fees for Registrant	Non-Audit Fees for Adviser Related Entities	Aggregate Non-Audit Fees
10/31/2014	$15,450	None	$15,450
10/31/2013	$15,000	None	$15,000

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant’s “disclosure controls and procedures” (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the “Evaluation Date”) within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant’s disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Registrant’s Code of Ethics required to be disclosed under Item 2 hereof is filed and attached hereto as exhibit EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as exhibit EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust

By:	/s/ Alexander L. Thorndike
Alexander L. Thorndike, Chairman

Date:	January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alexander L. Thorndike
Alexander L. Thorndike, Principal Executive Officer

Date:	January 7, 2015

By:	/s/ Julie Smith
Julie Smith, Principal Financial Officer

Date:	January 7, 2015